SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K
                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   June 16, 2000

               EXCHANGE NATIONAL BANCSHARES, INC.
     (Exact name of registrant as specified in its charter)

    Missouri                   0-23636              43-1626350
(State or other              (Commission         (I.R.S.  Employer
 jurisdiction incorporation) File Number)        Identification No.)

132 East High Street, Jefferson City, Missouri           65101
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code  (573) 761-6100


____________________________________________________________________
 (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

          ACQUISITION OF CNS BANCORP, INC. AND CITY NATIONAL SAVINGS BANK, FSB. On June 16, 2000, the Registrant, Exchange National Bancshares, Inc., completed its acquisition of CNS Bancorp, Inc., a Delaware corporation and savings and loan holding company, and City National Savings Bank, FSB, a federal savings association and wholly-owned subsidiary of CNS Bancorp.

          Pursuant to an Agreement and Plan of Merger, dated October 27, 1999, which agreement is identified as Exhibit 2.1 hereto and is incorporated herein by reference, CNS Bancorp was merged with and into ENB Holdings, Inc., a Missouri corporation and wholly-owned subsidiary of the Registrant, with ENB Holdings continuing as the surviving corporation. In addition, City National Savings Bank was merged with and into The Exchange National Bank of Jefferson City, a national banking association that is a wholly owned subsidiary of the Registrant, with Exchange National Bank continuing as the surviving depository institution of this merger.

          As a result of the acquisition, the former shareholders of CNS Bancorp are entitled to receive $8.80 in cash and 0.30 of a share of the Registrant's common stock for each share of CNS Bancorp common stock held at the effective time of the merger.
At the time of the merger, the merger consideration had a total value of approximately $25,771,860, which includes approximately $12,740,000 in cash and approximately 425,000 shares of the Registrant's common stock paid to the former shareholders of CNS Bancorp and includes approximately $281,860 in cash paid to the former holders of CNS Bancorp stock options. The Registrant funded 100% of the cash merger consideration from the Registrant's own funds.

          Immediately prior to the acquisition, City National Savings Bank engaged in a general banking business, accepting funds for deposit, making loans and performing the other usual and customary banking services. City National Savings Bank had three banking facilities located in Jefferson City, Missouri, one banking facility located in California, Missouri, one other banking facility located in Tipton, Missouri, and one banking facility located in St. Roberts, Missouri. As of May 31, 2000, City National Savings Bank had total assets of approximately $86,963,000. Exchange National Bank will continue to engage in the general banking business formerly engaged in by City National Savings Bank prior to the acquisition. Exchange National Bank intends to close two of the banking facilities formerly owned by City National Savings Bank that are located in Jefferson City.

          The summary of the Agreement and Plan of Merger mentioned above is not complete and is qualified in its entirety by reference to the complete text of such document, which is incorporated herein by reference.

          EXCHANGE NATIONAL BANCSHARES STOCK APPROVED FOR QUOTATION ON THE NASDAQ NATIONAL MARKET. Effective June 19, 2000, the
Registrant's common stock was approved for quotation on the Nasdaq National Market under the symbol "EXJF", and trading in the stock was authorized to begin on Nasdaq on that date.


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ITEM 7.     FINANCIAL STATEMENTS AND OTHER EXHIBITS.

     EXHIBIT NO.    DESCRIPTION

     Exhibit 2.1 Agreement and Plan of Merger, dated as of October 27, 1999, by and among Exchange National Bancshares, Inc., ENB Holdings, Inc. and CNS Bancorp, Inc. (filed as Exhibit 2.1 to the Registrant's Current Report on Form 8-K, dated October 27, 1999, and incorporated herein by reference).

     Exhibit 99.1   Press Release issued by Exchange National
                    Bancshares, Inc. on June 16, 2000.

     Exhibit 99.2 Press Release issued by Exchange National Bancshares, Inc. on October 27, 1999 (filed as Exhibit 99.1 to the Registrant's Current Report on Form 8-K, dated October 27, 1999, and incorporated herein by reference).

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              EXCHANGE NATIONAL BANCSHARES, INC.



Date:  June 23, 2000          By:  /s/ Donald L. Campbell
                              Donald L. Campbell
                              Chairman of the Board and
                              President



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                          EXHIBIT INDEX

     EXHIBIT NO.    DESCRIPTION

     Exhibit 2.1 Agreement and Plan of Merger, dated as of October 27, 1999, by and among Exchange National Bancshares, Inc., ENB Holdings, Inc. and CNS Bancorp, Inc. (filed as Exhibit 2.1 to the Registrant's Current Report on Form 8-K, dated October 27, 1999, and incorporated herein by reference).

     Exhibit 99.1   Press Release issued by Exchange National
                    Bancshares, Inc. on June 16, 2000.

     Exhibit 99.2 Press Release issued by Exchange National Bancshares, Inc. on October 27, 1999 (filed as Exhibit 99.1 to the Registrant's Current Report on Form 8-K, dated October 27, 1999, and incorporated herein by reference).


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